EXHIBIT 10.1


                                 [WESTMARK GROUP HOLDINGS, INC. LETTERHEAD]

                                               February 28, 1997

William M. Golson, Esq.
1230 South Myrtie Avenue
Suite 105
Clearwater, Florida 34616

                      Re:       S-8 Issuance

Dear Mr. Golson:

Westmark Group Holdings, Inc. acknowledges that William M. Golson has provided consulting services to Westmark and in consideration for said services, Westmark will agree to pay William M. Golson 5,000 shares of common stock of the Company through an S-8 Registration Statement.


Very truly yours,

/s/ Mark Schaftlein

MARK SCHAFTLEIN


MS:jh